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                                                                 EXHIBIT 10.63.1

EXHIBIT A TO UCC-1 FINANCING STATEMENT
TR# MMM0901

Location 1: 3324 South Susan Street, Santa Ana, CA 92704


Item No    Quantity    Part No.     Equipment Make, Model, and Description

Vendor

1             1                     MCL 50 CD MANUFACTURING SYSTEM
                                    INCLUDING:

                                    PROCESS INTEGRATION SUBSYSTEM

                                    INTERFACE TO INJECTION MOLDING
                                    SUBSYSTEM

                                    SUBSTRATE CONDITIONING MODULE

                                    REFLECTIVE LAYER COATING MODULE

                                    LACQUERING MODULE - 4M

                                    INLINE DEFECT INSPECTION MODULE

                                    FINAL PRODUCT SORTING AND STORAGE
                                    MODULE

                                    AUTOMATION AND HANDLING

                                    CONTROL SYSTEM - SIEMENS S7

                                    CLEAN AIR HOOD (class 100) AND
                                    HOUSING
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EXHIBIT A TO UCC-1 FINANCING STATEMENT
TR# MMM0901

1. COLLATERAL: (1) That Master Lease No.MMM0901 dated September 1, 2000 between Secured Party , as Lessor, and Debtor, as Lessee, and all Equipment Schedules now or hereafter executed pursuant to the said Master Lease and all proceeds thereof and (2) all equipment and other personal property (including any and all modifications, attachments, related parts, accessories and additions thereto and substitutions and replacements therefor, in whole or in part, and all chattel paper, rentals, accounts receivable, general intangibles and other income related thereto or arising therefrom and all proceeds thereof including, without limitation, insurance proceeds) now or hereafter leased under such Master Lease and Equipment Schedule(s).

The portion of the Collateral which is equipment and other personal property now or hereafter leased under said Master Lease and Equipment Schedule(s) may include, but not limited to:

I. Medical Equipment including, but not limited to the following together with all related support systems, equipment and software: anesthesia systems, angiography systems, blood analyzers, cardiac catherization systems, cardiology equipment, centrifuges, computerized tomograpghy (CT) scanners, defibrillators, dialysis equipment. dialysis reuse systems, endoscopy equipment, examination tables and chairs, hemodialysis machines, hospital beds, lasers, linear accelerators, magnetic resonance imaging
      (MRI) systems, mammography systems, microscopes, monitoring equipment , nuclear medicine diagnostic devices, peritoneal dialysis machines, photon emission tomograpghy (PET) scanners, radiographic fluoroscopic equipment, reverse osmosis water treatment systems, scales, sterilization equipment, stethoscopes, stretchers, ultrasound equipment, various dental equipment/instruments, various surgical equipment/instruments, wheelchairs, x-ray systems, x-ray image intensifiers.

II. Office Furniture & Equipment including, but not limited to: bookcases calculators, carpeting, chairs, copiers, desks, dictation machines, doors, file cabinets, lighting systems, tables, typewriters, window treatments;

III. Computer Equipment including but not limited to the following, together with all related support systems, equipment and software: controllers, disk drives, keyboards, local area networks, mainframes and related peripheral devices, modems, monitors, personal computers, printers, workstations;

IV. Telecommunications Equipment including but not limited to the following, together with all related support systems, equipment and software: facsimile machines, PABX switches, telephone handsets, telephone systems.

V. Video/Audio Equipment including, but limited to the following, together with all related support systems, equipment and software: closed circuit televisions, televisions, video cassette recorders;

VI. Other including, but limited to the following, together with all related support systems, equipment and software: co-generation plants, cooling towers, energy conversation systems, heating vents, incinerators, pumps, tanks, waste management systems.

Notwithstanding the foregoing, if the transaction represented by a particular Equipment Schedule now or hereafter executed pursuant to said Master Lease is intended to be a true lease, then this financing statement, as it pertains to that particular Equipment Schedule, is filed for information purposes only.